UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

            --------------------------------------------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report: August 28, 2009
                       (Date of earliest event reported)



                            Forgent Networks, Inc.
            (Exact name of registrant as specified in its charter)



              TX                      0-20008                 74-2415696
  (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)           File Number)         Identification Number)



	108 Wild Basin Rd			              78746
(Address of principal executive		    	            (Zip Code)
            offices)



                                512-437-2700
              (Registrant's telephone number, including area code)



                               Not Applicable
          (Former Name or Former Address, if changed since last report)



 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02	Departure of Directors or Certain Officers; Election of
		Directors; Appointment of Certain Officers; Compensatory
		Arrangements of Certain Officers.


On September 3, 2009, Mr. Neil Ferris announced his resignation from the Board of Directors of Forgent Networks, Inc. (the "Company"). Mr. Ferris informed the Board that his existing duties and responsibilities were recently substantially and unexpectedly expanded and required that he spend significant time in Canada. Given such existing responsibilities and obligations, Mr. Ferris informed the Company that he did not believe his schedule would permit him to adequately fulfill his responsibilities as a member of the Board of Directors of the Company. Mr. Ferris' resignation did not involve any disagreement with the Company. The Board of Directors of the Company has not determined as of yet whether it will appoint a successor member to fill the resulting vacancy in the Board of Directors.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 11, 2009			FORGENT NETWORKS, INC.

						By:  /s/ David Sandberg
						     Chairman, David Sandberg